UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2019

GREENLANE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1095 Broken Sounds Parkway, Suite 300
Boca Raton, FL	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Registrant’s Certifying Accountant

Effective September 23, 2019, the audit committee (the “Audit Committee”) of the board of directors of Greenlane Holdings, Inc. (the “Company”) dismissed BDO USA, LLP (“BDO”) as its independent registered public accounting firm effective as of that date. The Company notified BDO of its intention to take such action on September 19, 2019.

The audit reports of BDO on the consolidated financial statements of Greenlane Holdings, LLC, the Company’s predecessor (the “Predecessor”), for each of the two fiscal years ending December 31, 2018 and December 31, 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the fiscal years ended December 31, 2018 and December 31, 2017, as well as during the subsequent interim period preceding September 23, 2019, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company or the Predecessor and BDO with respect to any matter relating to accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in its reports on the Company’s or the Predecessor’s financial statements with respect to such periods; or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company has provided BDO with a copy of this Current Report on Form 8-K and requested that BDO provide the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not BDO agrees with the above disclosures. A copy of BDO’s letter dated September 23, 2019 is attached hereto as Exhibit 16.1.

(b) Appointment of New Certifying Accountant

On September 23, 2019, the Company engaged Deloitte & Touche LLP (“Deloitte”) as its new independent registered public accounting firm upon the approval of the Audit Committee. During the years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through September 23, 2019, the effective date of the Company’s engagement of Deloitte, the Company did not consult with Deloitte regarding any of the matters or events set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter of BDO USA, LLP to the Securities and Exchange Commission dated September 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: September 23, 2019	By:	/s/ Ethan Rudin
Ethan Rudin
Chief Financial Officer

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